EXHIBIT 32.01

Certification pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Bank of Marin Bancorp (the Registrant) for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission, the undersigned hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

    1)     such Form 10-Q fully complies with the requirements of Section 13(a) or 15(d)
    of the Securities Exchange Act of 1934; and

    2)     the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 8, 2024	/s/ Timothy D. Myers
Date	Timothy D. Myers
President &
Chief Executive Officer

November 8, 2024	/s/ Tani Girton
Date	Tani Girton
Executive Vice President &
Chief Financial Officer

This certification accompanies each report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of §18 of the Securities Exchange Act of 1934, as amended.